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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2001

                                NUTRACEUTIX, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                          000-24693                        91-1689591
(State or other jurisdiction        (Commission File Number)             (I.R.S. Employer
    of incorporation)                                                   Identification No.)

8340 154th Avenue NE, Redmond, Washington                                  98052
(Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code: (425) 883-9518


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Item 5.        Other Events.

        Pursuant to a Separation Agreement that became fully binding on the parties on March 30, 2001, William D. St. John has resigned from his position as Chief Scientific Officer and as a director of Nutraceutix, Inc. (the "Company"). A copy of such Separation Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

        In connection with the Separation Agreement, Mr. St. John also entered into a Business Protection Agreement with the Company and Bio Techniques Laboratories, Inc. A copy of such Business Protection Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

        Pursuant to a Separation Agreement that became fully binding on the parties on March 30, 2001, Patricia A. St. John, wife of William D. St. John, has resigned from her position as Vice President of Administration, Treasurer and Secretary of the Company. A copy of such Separation Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

        In connection with the Separation Agreement, Ms. St. John also entered into a Business Protection Agreement with the Company and Bio Techniques Laboratories, Inc. A copy of such Business Protection Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.


Item 7.        Financial Statements and Exhibits.

        (c)  Exhibits.

        Exhibit 10.1 - Separation Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and William D. St. John.

        Exhibit 10.2 - Business Protection Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc./Bio Techniques Laboratories, Inc. and William D. St. John.

        Exhibit 10.3 - Separation Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and Patricia A. St. John.

        Exhibit 10.4 - Business Protection Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc./Bio Techniques Laboratories, Inc. and Patricia A. St. John.

                           [SIGNATURE PAGE TO FOLLOW]



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NUTRACEUTIX, INC.


Date:   6-04-2001      By: /s/ DAVID T. HOWARD
      ------------        ------------------------------------------------------
                          David T. Howard, President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 10.1 - Separation Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and William D. St. John.

Exhibit 10.2 - Business Protection Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and William
D. St. John.

Exhibit 10.3 - Separation Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and Patricia A. St. John.

Exhibit 10.4 - Business Protection Agreement, effective as of January 15, 2001, by and between Nutraceutix, Inc., Bio Techniques Laboratories, Inc. and Patricia
A. St. John.



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